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                                                                   Exhibit 10.33

                         CORRESPONDENT BROKER AGREEMENT


     This agreement is entered into between NEW AMERICA FINANCIAL, INC. ("New America"), whose address is 3131 Turtle Creek Boulevard, Suite 700, Dallas, Texas 75219, and the broker identified on the signature page (the "Broker").

1. New America and Broker hereby agree that, on a non-exclusive basis as to both parties, Broker may locate and qualify potential borrowers for conventional residential mortgage loans which New America will underwrite, close, and sell into the secondary mortgage market. Broker shall be an independent contractor and not the agent of New America or a partner or joint venturer of New America.

2. Broker warrants that all information about Broker submitted to New America by Broker is and will be accurate. Broker acknowledges that New America is relying upon such information as an inducement to entering into this agreement and will be relying on such information in connection with the funding of loans submitted to New America. If there should be any material adverse change in such information, Broker will promptly advise New America of such fact. Upon request from New America, Broker shall furnish New America copies of Broker's most recent financial statements (audited if available).

3. Broker shall not represent itself to be the agent of New America or in any relationship with New America other than that of independent contractor. Broker has no authority to commit New America or bind it to any contract.

4. If the law applicable to Broker requires that Broker be licensed to conduct its business as loan broker, Broker represents that Broker has all of the necessary licenses and shall furnish New America copies of such licenses and keep such licenses in effect during the term of this Agreement.

5. Broker agrees to obtain information about the loan programs offered by New America, explain such programs to its customers, qualify prospects at New America's then-current rates, and prepare a preliminary Good Faith Estimate of Settlement Charges including any fees to be paid to Broker.

6. By submitted a loan application to New America, Broker shall warrant and represent the following:

    a. Broker will have verified all information on loan applications submitted by Broker in accordance with prudent underwriting standards.

    b.  All documents submitted to New America are genuine.

    c.  All representations with respect to the application are true.

    d. All appraisals and credit reports have been obtained from sources which have been approved in writing by New America.


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    e.  Broker has disclosed all information known to or suspected by Broker with respect to the application, the prospective borrower, and the security for the loan, and agrees to immediately disclose to New America any additional such information Broker may obtain between the time of submission of the loan to New America and the funding of the loan.

    f. Broker has full authority to submit such loan application to New America without violating any agreement, law, or order relating to Broker.

    g. The procedures, eligibility requirements, forms, and other aspects of the loan application shall be in accordance with the requirements of Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, and in compliance with all applicable federal, state, and local laws, regulations, and ordinances including, without limitation the Truth-in- Lending Act, the Real Estate Settlement Procedures Act, the Fair Credit Reporting Act, the Home Mortgage Disclosure Act, the Community Reinvestment Act, and the Equal Credit Opportunity Act. Every loan submitted to New America by Broker shall include written evidence of such compliance.

7. No loan application submitted to New America shall be approved by New America except by written notification to Broker. Such approval may be granted or withheld by New America in its sole discretion, and New America is not obligated to approve any application.

8. Broker will submit to New America all information New America may request with respect to an application. New America may verify any information with respect to an applicant or Broker, including, without limitation, obtaining credit reports on Broker and the applicants. No such verification and no quality control audits or reviews by New America will relieve Broker from responsibility for Broker's warranties and representations made hereunder or a waiver of any claim New America may have for the incorrectness of any such representations or warranties.

9. Neither New America nor Broker shall be responsible for the other's compliance or failure to comply with any applicable laws, regulations, or ordinance.

10. No rate quotations, lock-ins, or commitments will be binding upon New America unless in writing and signed by an authorized representative of New America.

11. Broker will not share Broker's compensation with any other party, and the loan proceeds will not be paid (except for payment to a lender to satisfy an existing loan on the subject property) to any party who compensates or is compensated by Broker, is under common ownership or control with Broker, or shares profits or losses with Broker.

12. This Agreement shall continue until terminated, with or without cause, by either party by giving written notice of termination to the other. The termination shall be immediate upon the giving of such notice but shall not affect any representation or warranty by Broker with respect to an application or loan which has funded and will not affect any commitment which New America has previously issued in writing.

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13. Broker hereby agrees to indemnify New America against and hold New America harmless from all liability, loss, cost, and expense, including, without limitation, reasonable attorneys' fees and costs of investigation, resulting from any breach of Broker's warranties, representations, or covenants herein or from any acts or omissions of Broker or its agents or employees. Broker agrees to promptly reimburse New America for any loss, cost, or expense New America may incur as a result of the liquidation of any loan or the security for any loan submitted to New America by Broker.

14. New America shall have a contractual right to set off any money New America owes to Broker against any obligation of Broker to New America, but any such setoff shall not constitute an accord and satisfaction unless agreed to in writing by the parties. If Broker collects any funds in connection with any loan submitted to New America, Broker shall hold such funds in trust for New America in a separate account.

15. No failure to act or exercise any remedy for any violation of this Agreement by either party shall constitute a waiver of such violation or consent to any future violation.

16. This Agreement may not be assigned by either party hereto but is personal between New America and Broker. Neither party will reveal any confidential information about the other which it may receive in connection with this Agreement except pursuant to subpoena or other court order.

17. Broker has no authority to make any representations on behalf of New America except to quote loan rates and terms which have been quoted by New America in writing.

18. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

19. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Any action to enforce or interpret this Agreement shall be brought in Dallas County, Texas. All disputes under this Agreement shall be resolved by binding arbitration conducted in Dallas, Texas under the rules of the American Arbitration Association then in force. The prevailing party in any such proceeding shall be entitled to recover its reasonable attorneys' fees as part of any award.

20. All notices hereunder shall be in writing and deemed delivered when delivered in person or three days after depositing in the United States mails, properly addressed, postage prepaid, registered or certified mail, return receipt requested, addressed to New America at the address shown above or to Broker at the address shown below Broker's signature.

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21. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, supersedes all prior understandings or agreements, and can be amended only by written instrument signed by the party to be bound by such amendment. There are no unwritten or oral agreements between the parties with respect to the subject matter hereof. If any part of this Agreement is unenforceable, the unenforceable provision shall be disregarded and the balance of the Agreement shall be enforced in accordance with its terms.

    Executed ________________, 199____.

                                       NEW AMERICA:

                                       NEW AMERICA FINANCIAL, INC.

                                       By:
                                          --------------------------------------
                                          Authorized Officer

                                       BROKER:

                                                      E-LOAN, INC.
                                       -----------------------------------------
                                       (Name)

                                       By: /s/ Janina Pawlowski
                                          --------------------------------------
                                       Name:   Janina Pawlowski
                                             -----------------------------------
                                       Title:  President
                                             -----------------------------------
                                       Address:  6200 Village Parkway, Ste. 102
                                                --------------------------------
                                                 Dublin, CA 94568-3004
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